                                                                     EXHIBIT 23

                      CONSENT OF INDEPENDENT ACCOUNTANTS

We hereby consent to the incorporation by reference in the Prospectuses constituting part of the Registration Statements on Form S-3 (No. 333-43407, No. 333-18911 and No. 33-77904) and in the Prospectus constituting part of the Registration Statement on Form S-4 (No. 333-43397) of New England Investment Companies, L.P. of our report dated January 29, 1998 appearing on page 38 of this Form 10-K.

Price Waterhouse LLP

Boston, Massachusetts
February 23, 1998